Exhibit 10.2
Form of Amended and Restated
Common Stock Award Agreement

AMENDED AND RESTATED
ATRION CORPORATION
2006 EQUITY INCENTIVE PLAN

COMMON STOCK AWARD AGREEMENT

THIS AWARD AGREEMENT (the "Agreement') is made and entered into as of [DATE] by and between Atrion Corporation, a Delaware corporation (the "Company"), and [NAME OF PARTICIPANT] (the "Participant") pursuant to the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan, as it may be further amended and restated from time to time (the "Plan"). Capitalized terms used but not defined herein shall have the same meanings set forth in the Plan.

W I T N E S S E T H:

WHEREAS, pursuant to the Plan and subject to the execution of this Agreement, the Committee has granted, and the Participant desires to receive, an Award [pursuant to the Company’s Director Compensation Program].

NOW, THEREFORE, for and in consideration of the premises, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AWARD OF COMMON STOCK. On the date specified in Exhibit A attached hereto (the "Date of Grant"), but subject to the execution of this Agreement, the Company granted to the Participant an Award in the form of the number of shares of Common Stock (the "Shares") as set forth in Exhibit A from the authorized and unissued or treasury Common Stock.

EFFECT OF PLAN. The Award is in all respects subject to, and shall be governed and determined by, the provisions of the Plan (all of the terms of which are incorporated herein by reference) and to any rules which may be adopted by the Board or the Committee with respect to the Plan to the same extent and with the same effect as if set forth fully herein. The Participant hereby acknowledges that all decisions and determinations of the Committee shall be final and binding on the Participant, the Participant’s beneficiaries and any other person having or claiming an interest in the Award.

RESTRICTIONS. The Shares shall be fully-vested and without restriction as of the Date of Grant.

DELIVERY OF SHARES OF COMMON STOCK. Shares shall be delivered to the Participant in the manner set forth in Exhibit A.

SECURITIES LAW RESTRICTIONS. Acceptance of this Agreement shall be deemed to constitute the Participant's acknowledgment that the Participant's sale or other disposition of the Shares shall be subject to compliance with all federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable.

TAXES AND WITHHOLDING.

Regardless of any action the Company [or the Subsidiary employing the Participant] takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, the Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by the Participant is and remains the responsibility of the Participant. Further, if the Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company [or the Subsidiary employing the Participant] may be required to withhold or account for Tax Items in more than one jurisdiction.

The Participant acknowledges and agrees that the Company [and the Subsidiary employing the Participant] make[s]no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award.

[Prior to issuance of the Shares, the Participant must pay or make adequate arrangements satisfactory to the Company or the Subsidiary employing the Participant to satisfy all withholding obligations for Tax Items of the Company or the Subsidiary employing the Participant arising from the issuance of the Shares. In this regard, in lieu of all or any part of a cash payment, the Participant may elect to satisfy all or part of the withholding obligations for Tax Items by (i) having the Company withhold a portion of the Shares issuable or (ii) delivering shares of Common Stock owned by the Participant, duly endorsed for transfer, to the Company, in each case with a Fair Market Value equal to the amount of the withholding obligations to be satisfied in such manner. The Company or the Subsidiary employing the Participant will remit the total amount paid or withheld for Tax Items to the appropriate tax authorities.]

SECTION 409A. This Agreement is intended to comply with Section 409A of the Code and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes and penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representation that the payments and benefits provided hereunder comply with Section 409A of the Code, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and such counterparts shall, together, constitute and be one and the same instrument.

[NO RIGHT TO CONTINUED EMPLOYMENT. This Agreement shall not be deemed to confer upon the Participant any right to continue the Participant's employment by the Company or any Subsidiary employing the Participant, and the Company or any Subsidiary employing the Participant may terminate such employment at any time for any reason, subject to the provisions of any applicable employment agreement.]

MISCELLANEOUS.

The Participant's rights under this Agreement can be modified, suspended or canceled only in accordance with the terms of the Plan. This Agreement may not be changed orally, but may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

The invalidity or unenforceability of any provision hereof shall in no way affect the validity of enforceability of any other provision of this Agreement.

This Agreement shall bind the parties, their respective heirs, executors, administrators, successors and assigns. Nothing contained herein shall be construed as an authorization or right of any party to assign their respective rights or obligations hereunder and the Participant shall have no right to assign this Agreement, and any such attempted assignment shall be ineffective. This Agreement shall be binding upon the Company and its successors and assigns.

This Agreement shall be subject to the applicable provisions, definitions, terms and conditions set forth in the Plan, all of which are incorporated by this reference in this Agreement and the terms of the Plan shall govern in the event of any inconsistency between the Plan and this Agreement.

Any notice required or permitted to be given to the Company hereunder shall be in writing and addressed to the Secretary of the Company at the Company’s principal office. Any notice required or permitted to be given to the Participant shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing from time to time. Notices hereunder shall be deemed to have been given when deposited in the United States mail, postage prepaid and sent by certified or registered mail to the above addresses.

This Agreement shall be interpreted and construed according to and governed by the laws of the State of Texas.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATRION CORPORATION By: Name: Title: PARTICIPANT

EXHIBIT A

TO

AWARD AGREEMENT

1.
Date of Award:

2.
Number of Shares of Common Stock:

3.
Purchase Price per Share [Tax Basis per Share]:

4.
Delivery Instructions (check the appropriate box and complete):

□ Electronic Delivery

Please deliver all Shares to:
Account Number: Broker Name: Broker Contact (Phone Number): Broker Contact (E-mail):
□ Delivery of Certificate

Please deliver a certificate for all Shares to the following address:

___________________________________
___________________________________
___________________________________
___________________________________

5